                  (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                           (x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

                           (y) The option exercise period shall not exceed five years from the date of grant.

                  (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

                  (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

                           (x) an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

                           (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

                           (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

                  (v) Incentive Stock Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

7.       Stock Appreciation Rights

         (a) The Board may grant SARs entitling recipients on exercise of the SAR to receive an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Common Stock between the date of the Award and the exercise of the Award. A SAR shall entitle the Participant to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant SARs that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Common Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Common Stock during a period preceding such change in control over the Fair Market Value of a share of Common Stock on the date the SAR was granted.

         (b) SARs may be granted in tandem with, or independently of, Options granted under the Plan. A SAR granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A SAR granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

         (c) When SARs are granted in tandem with Options, the following provisions will apply:

                  (i) The SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

                  (ii) The SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

                  (iii) The Option will terminate and no longer be exercisable upon the exercise of the related SAR.

                  (iv) The SAR will be transferable only with the related
Option.

                  (v) A SAR granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Common Stock subject to the Option exceeds the exercise price of such Option.

         (d) A SAR not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

         (e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

8.       Performance Shares

         (a) The Board may make Performance Share Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

         (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

         (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

         (d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

9.       Restricted and Unrestricted Stock

         (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

         (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

         (c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Common Stock free of any restrictions under the Plan ("Unrestricted Stock").

         (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

         (e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

10.      General Provisions Applicable to Awards

         (a) Applicability of Rule 16b-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, or any successor provision, and then only to Reporting Persons.

         (b) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, (i) any Option, SAR, Performance Share Award or other similar right related to an equity security issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I or the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative, and (ii) the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

         (c) Documentation. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

         (d) Board Discretion. Except as otherwise provided by the Plan, each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

         (e) Termination of Status. Subject to the provisions of Section 6(b)(iv), the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

         (f) Mergers, Etc. In the event of a consolidation, merger or other reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Options or SARs in exchange for the termination of such Options and SARs, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

         (g) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         (h) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

         (i) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (j) Cancellation and New Grant of Options. The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

         (k) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

11.      Miscellaneous

         (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

         (c) Exclusion from Benefit Computations. No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

         (d) Effective Date and Term. The Plan shall become effective upon the closing of the Company's initial public offering. No Award granted under the Plan shall become effective until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. No Award may be made under the Plan after May 7, 2005, but Awards previously granted may extend beyond that date.

         (e) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement. Amendments requiring stockholder approval shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular Participant) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular Participant.

         (f) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.